UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2015

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

Heat Biologics, Inc. (the “Company”), today issued a press release announcing data generated using its next-generation “ComPACT” immunotherapy platform, which combines a pan-antigen T cell priming vaccine and T cell co-stimulator in a single product. The data were presented in a poster entitled “Locally secreted Fc-OX40L is superior to systemic, antibody mediated, OX40 co-stimulation for combination therapy” at the Cell Symposia, ‘Cancer, Inflammation and Immunity’ in Sitges,Spain. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company will be hosting an investor call today. In connection therewith, the Company’s management intends to discuss the slide presentation furnished as Exhibit 99.2 hereto.

The slide presentation and press release attached as Exhibits 99.1and 99.2  to this Current Report on Form 8-K include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation or in the press release are “forward-looking” rather than historical.

The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 – Other Events.

The Company today presented data generated using its next-generation “ComPACT” immunotherapy platform, which combines a pan-antigen T cell priming vaccine and T cell co-stimulator in a single product.  The data were presented in a poster entitled “Locally secreted Fc-OX40L is superior to systemic, antibody mediated, OX40 co-stimulation for combination therapy” at the Cell Symposia, ‘Cancer, Inflammation and Immunity’ in Sitges, Spain. The ComPACT technology (patent pending) has been engineered to incorporate various fusion proteins targeting co-stimulatory receptors (OX40, ICOS, 4-1BB, and other undisclosed targets), enabling the combination of two important immunotherapy pathways in a single therapy. The data illustrate that systemic OX40 stimulation via antibody therapy led to increased off-target T cell activation, and that the beneficial response with ComPACT may be due to increased specificity.

The Company’s poster that was presented at the symposium is filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1	Press Release of Heat Biologics, Inc. dated June 15, 2015
99.2	Presentation materials to be presented at the investor conference call
99.3

Poster entitled “Locally secreted Fc-OX40L is superior to systemic, antibody mediated, OX40 co-stimulation for combination therapy” at the Cell Symposia, ‘Cancer, Inflammation and Immunity’ in Sitges, Spain

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2015	HEAT BIOLOGICS, INC.

	By:	/s/ Jeff Wolf
	Name:	Jeff Wolf
	Title:	Chairman, President and Chief Executive Officer